                                                                   EXHIBIT 10.19

                  ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE

ECM HUTCHINSON, LLC, ECM CLEARWEST, LLC, NEWTON, LLC, ECM ST. JOSEPH, LLC,
         ECM BROADWAY, LLC AND ECM OLIVE, LLC, COLLECTIVELY, AS SELLER
                                       AND
                             SERIES B, LLC, AS BUYER

      ASSIGNOR, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign all of its right, title and interest in that certain Agreement of Purchase and Sale described herein, but only as it relates to the purchase of the real property described below, to ASSIGNEE and its successors and assigns. The Agreement of Purchase and Sale is described as follows:

      DATE OF AGREEMENT: June 17, 2005, as amended July 20, 2005 and August 26,
                         2005

      ORIGINAL BUYER:    Series B, LLC

      ASSIGNED TO:       Cole WG Olivette MO, LLC

      PROPERTY ADDRESS:  9395 Olive Boulevard, Olivette, MO 63132

      ASSIGNOR acknowledges that it is not released from any and all obligations or liabilities under said Agreement of Purchase and Sale with the exception of the earnest money deposit which is currently in escrow.

      ASSIGNEE hereby agrees to assume and be responsible for all obligations and liabilities under said Agreement of Purchase and Sale as it relates to the real property described above. This Assignment shall be in full force and effect upon its full execution.

      Executed this 15th day of November, 2005.

ASSIGNOR:                                          ASSIGNEE:

SERIES B, LLC                               COLE WG OLIVETTE MO, LLC

                                            By:  Cole REIT Advisors II, LLC
By:     /S/  John M. Pons                        its Manager
    ---------------------------------
    John M. Pons
Its: Authorized Officer

                                                 By: /S/  John M. Pons
                                                     ---------------------------
                                                     John M. Pons
                                                     Senior Vice President